Benefit Plans	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Benefit Plans
12.	Benefit Plans

Prior to the Separation from Pfizer, employees who met certain eligibility requirements participated in various defined benefit pension plans and postretirement plans administered and sponsored by Pfizer. Effective December 31, 2012, our employees ceased to participate in the Pfizer U.S. qualified defined benefit and U.S. retiree medical plans, and liabilities associated with our employees under these plans were retained by Pfizer. Pfizer will continue crediting certain employees’ service with us generally through December 31, 2017 (or termination of employment from us, if earlier) for certain early retirement benefits with respect to the defined benefit pension plan and the retiree medical plan. Pension and postretirement benefit expense associated with the extended service for certain employees in the U.S. plans, totaled approximately $2 million for the three months ended March 31, 2013.

As part of the Separation, certain Separation Adjustments (see Note 2B. The Separation, Adjustments Associated with the Separation, Senior Notes Offering and Initial Public Offering: Adjustments Associated with the Separation) were made to transfer the assets and liabilities of certain international defined benefit pension plans including Austria, France, Germany, Greece, Italy, Mexico, South Africa, Taiwan and Thailand, to Zoetis in the first quarter of 2013, and we assumed the liabilities allocable to employees transferring to us. Prior to the Separation, these benefit plans were accounted for as multi-employer plans. Also, as part of the Separation Adjustments, a benefit plan in Germany was retained by Pfizer. The net obligation of the transferred plans totaled $25 million. At March 31, 2013, the projected benefit obligation and fair value of plan assets of the dedicated international pension plans in the Netherlands, Germany, India and Korea, as well as those plans transferred in the 2013 first quarter, were $72 million and $43 million, respectively. Estimated net pension obligations, of approximately $23 million, associated with additional defined benefit pension plans in certain international locations, are expected to be transferred to us later in 2013, in accordance with the applicable local separation agreements.

Pension expense associated with dedicated international pension plans was approximately $0.5 million for the three months ended March 31, 2013. Pension expense associated with international benefit plans accounted for as multi-employer plans was approximately $3 million for the three months ended March 31, 2013.

For the three months ended March 31, 2013, contributions to the dedicated international benefits plans and the international plans accounted for as multi-employer plans were $0.1 million and $2 million, respectively. We expect to contribute approximately $7 million to these plans in 2013.

13.	Benefit Plans

The combined statements of income include all of the benefit plan expenses attributable to the animal health operations of Pfizer, including expenses associated with pension plans, postretirement plans and defined contribution plans. The expenses include allocations of direct expenses, as well as expenses that have been deemed attributable to the animal health operations. The combined balance sheets include the benefit plan assets and liabilities of only those plans that are dedicated to animal health employees. All dedicated benefit plans are pension plans.

A. Pension Plans

Generally, most of our employees were eligible to participate in Pfizer’s pension plans. An employee’s benefits are determined based on a combination of years of service and average earnings, as defined in the specific plans. Participants in Pfizer’s U.S. plans generally vested in benefits after three years of service. Participant vesting in the international plans varies based on the specific plan in each country.

Our employees ceased to participate in the Pfizer U.S. qualified defined benefit pension plan effective December 31, 2012, and liabilities associated with our employees under the plan were retained by Pfizer. Our employees became 100% vested under the plan in their accrued benefits as of December 31, 2012. Pfizer will continue crediting certain employees’ service with us generally through December 31, 2017 (or termination of employment from us, if earlier) for certain early retirement benefits with respect to the defined benefit pension plan. Outside of the U.S., Pfizer intends to transfer to us certain defined benefit plan pension assets and liabilities associated with the employees transferring to us in certain countries as described in the applicable local separation agreements. In certain countries, it is anticipated that liabilities with respect to past service with Pfizer will be retained by Pfizer. For additional information see Note 19D. Subsequent Events—Agreements with Pfizer—Employee matters agreement.

Pension expense, associated with the U.S. and certain significant international locations, totaled approximately $61 million in 2012, $64 million in 2011 and $64 million in 2010.

Below, we have provided additional information about the expenses, assets and liabilities of the pension plans in the Netherlands, Germany, India, and Korea as these plans are dedicated to animal health employees.

Information about these dedicated pension plans is provided in the tables below.

Virtually all of our dedicated pension plan assets are associated with the dedicated pension plan in the Netherlands. The Netherlands plan is financed through an insurance contract for which the insurer is responsible for the investment of the plan assets. The insurance contract covers certain investment and mortality risks in relation to accrued benefits earned in the plan. The assets held in the insurance contract are predominantly fixed income securities. The expected return on assets is determined based on the yields available on those assets. During 2012, the Netherlands manufacturing plant was sold. The active participants in the plan were transferred to the buyer at the time of sale and the plan liability associated with inactive participants remained with the insurance contract. The insurance contract, which is used to finance the plan, was also transferred to the buyer although we remain liable for the proportion of administrative costs that relate to inactive members under the terms of this contract through December 31, 2013. Under the terms of the sale agreement, the buyer is required to terminate the existing insurance contract on or before December 31, 2013. Upon termination of the insurance contract, the liability for benefits associated with this plan will revert in full to the insurance company and Zoetis will have effectively settled the plan liability.

Net Periodic Benefit Costs and Other Costs—Dedicated Plans

The net periodic benefit cost associated with dedicated pension plans recognized in our combined statements of income is approximately $2 million in 2012, $3 million in 2011 and $2 million 2010, the majority of which relate to service cost and interest cost.

The other changes associated with dedicated pension plans recognized in our combined statements of comprehensive income/(loss) are approximately $1 million income in 2012, $5 million income in 2011 and $8 million expense in 2010. These other changes are primarily due to changes in actuarial assumptions.

The amount in Accumulated other comprehensive loss expected to be amortized into 2013 net periodic benefit cost is $0.1 million attributable to the amortization of previously unrecognized actuarial losses.

Actuarial Assumptions––Dedicated Plans

The following table provides the weighted average actuarial assumptions for the dedicated pension plans:

	As of December 31,
(PERCENTAGES)	2012	2011	2010
Weighted average assumptions used to determine benefit obligations:
Discount rate	4.6%	5.8%	5.1%
Rate of compensation increase	5.3%	2.7%	2.7%

Weighted average assumptions used to determine net benefit cost for the year ended December 31:
Discount rate	5.8%	5.1%	6.0%
Expected return on plan assets	3.6%	3.6%	4.0%
Rate of compensation increase	2.7%	2.7%	2.6%

The assumptions above are used to develop the benefit obligations at the end of the year and to develop the net periodic benefit cost for the following year. Therefore, the assumptions used to determine the net periodic benefit cost for each year are established at the end of each previous year, while the assumptions used to determine the benefit obligations are established at each year-end. The net periodic benefit cost and the benefit obligations are based on actuarial assumptions that are reviewed on an annual basis. The assumptions are revised based on an annual evaluation of long-term trends, as well as market conditions that may have an impact on the cost of providing retirement benefits. In 2012, the calculation of the weighted average expected rate of compensation increase used to determine benefit obligations excludes the Netherlands plan as that plan has no active participants at December 31, 2012.

Actuarial and other assumptions for pension plans can result from a complex series of judgments about future events and uncertainties and can rely heavily on estimates and assumptions. For a description of the risks associated with estimates and assumptions, see Note 3B. Significant Accounting Policies—Estimates and Assumptions.

Obligations and Funded Status—Dedicated Plans

An analysis of the changes in our benefit obligations, plan assets and funded status of our dedicated plans follows:

	As of and for the Year Ended December 31,
(MILLIONS OF DOLLARS)	2012	2011
Change in benefit obligation:
Projected benefit obligation, beginning	$37	$39
Changes in actuarial assumptions and other	2	(5)
Adjustments for foreign currency translation	(1)	2
Other—net	1	1

Benefit obligation, ending	39	37

Change in plan assets:
Fair value of plan assets, beginning	33	31
Actual return on plan assets	2	1
Company contributions	2	2
Adjustments for foreign currency translation	(1)	1
Other—net	(1)	(2)

Fair value of plan assets, ending	35	33

Funded status—Projected benefit obligation in excess of plan assets at end of year(a)	$(4)	$(4)

(a)	Included in Other noncurrent liabilities.

Actuarial gains/losses totaled to an approximate $5 million loss at December 31, 2012 and $6 million loss at December 31, 2011. The actuarial gains and losses primarily represent the cumulative difference between the actuarial assumptions and actual return on plan assets, changes in discount rates and changes in other assumptions used in measuring the benefit obligations. These actuarial gains and losses are recognized in Accumulated other comprehensive income/(loss). Included in the actuarial loss at December 31, 2012 is an approximate $3 million loss associated with the Netherlands plan. The actuarial loss associated with the Netherlands plan will be recognized into net periodic benefit costs in full upon termination of the insurance contract associated with the Netherlands plan on or before December 31, 2013. The remaining losses will be amortized into net periodic benefit costs over an average period of 15.2 years.

Information related to the funded status of selected plans follows:

	As of December 31,
(MILLIONS OF DOLLARS)	2012	2011
Pension plans with an accumulated benefit obligation in excess of plan assets:
Fair value of plan assets(a)	$35	$—
Accumulated benefit obligation(a)	38	2
Pension plans with a projected benefit obligation in excess of plan assets:
Fair value of plan assets	35	33
Projected benefit obligation	39	37

(a)	2012 amounts reflect the anticipated settlement of the Netherlands plan liability in fiscal year 2013.

Plan Assets—Dedicated Plans

The components of plan assets follow:

	As of December 31,
(MILLIONS OF DOLLARS)	2012	2011
Cash and cash equivalents	$1	$1
Equity securities: Equity commingled funds	5	4
Debt securities: Government bonds	28	26
Other investments	1	2

Total(a)	$35	$33

(a)

Fair values are determined based on valuation inputs categorized as Level 1, 2 or 3 (see Note 3D. Significant Accounting Policies—Fair Value). All investment plan assets are valued using Level 2 inputs.

A single estimate of fair value can result from a complex series of judgments about future events and uncertainties and can rely heavily on estimates and assumptions. For information about the risks associated with estimates and assumptions, see Note 3B. Significant Accounting Policies—Estimates and Assumptions.

Specifically, the following methods and assumptions were used to estimate the fair value of our pension assets:

•	Equity commingled funds—observable market prices.

•	Government bonds and other investments—principally observable market prices.

The long-term target asset allocations and the percentage of the fair value of plans assets for dedicated benefit plans follow:

	As of December 31,
	Target allocation percentage

		Percentage of Plan Assets
(PERCENTAGES)	2012	2012	2011
Cash and cash equivalents	0-20%	1.8%	2.7%
Equity securities	0-20%	13.0%	13.3%
Debt securities	65-80%	79.5%	78.2%
Other investments	0-20%	5.7%	5.8%

Total	100%	100.0%	100.0%

The insurer utilizes long-term asset allocation ranges in the management of our Netherlands plans’ invested assets. Long-term return expectations are developed based on the insurer’s investment strategy, which takes into account historical experience, as well as the impact of portfolio diversification, active portfolio management, and the insurer’s view of current and future economic and financial market conditions. As market conditions and other factors change, the insurer may adjust the targets accordingly and actual asset allocations may vary from the target allocations.

The insurer’s long-term asset allocation ranges reflect its asset class return expectations and tolerance for investment risk within the context of the respective plans’ long-term benefit obligations. These ranges are supported by an analysis that incorporates historical and expected returns by asset class, as well as volatilities and correlations across asset classes and our liability profile. This analysis, referred to as an asset-liability analysis, also provides an estimate of expected returns on plan assets, as well as a forecast of potential future asset and liability balances.

The insurer reviews investment performance with Zoetis on a quarterly basis in total, as well as by asset class, relative to one or more benchmarks.

Cash Flows—Dedicated Plans

Our plans are generally funded in amounts that are at least sufficient to meet the minimum requirements set forth in applicable employee benefit laws and local tax and other laws.

We expect to contribute $1 million to our dedicated pension plans in 2013. The benefit payment for 2013 is expected to be approximately $35 million as the majority of this payment is expected to be made in association with the planned settlement of the liability for the Netherlands plan. Zoetis will fund virtually all of the plan settlement using the existing plan assets. The expected benefit payment for each of the next four years is approximately $0.1 million per year, and $0.2 million for each of the following five years. These expected benefit payments reflect the future plan benefits subsequent to 2013 projected to be paid from the plans or from the general assets of Zoetis entities in Germany, India, and Korea under the current actuarial assumptions used for the calculation of the projected benefit obligation and, therefore, actual benefit payments may differ from projected benefit payments.

B. Postretirement Plans

Many of our employees are eligible to participate in postretirement plans sponsored by Pfizer. Postretirement benefit expense, associated with the U.S. and certain significant international locations, totaled approximately $17 million in 2012, $17 million in 2011 and $19 million in 2010.

Our employees ceased to participate in the Pfizer U.S. retiree medical plan effective December 31, 2012, and liabilities allocable to our employees under the plan were retained by Pfizer. Pfizer will continue crediting certain employees’ service with us generally through December 31, 2017 (or termination of employment from us, if earlier) for plan eligibility with respect to the retiree medical plan. For additional information see Note 19D. Subsequent Events—Agreements with Pfizer—Employee matters agreement.

C. Defined Contribution Plans

Our U.S. employees are eligible to participate in Pfizer’s defined contribution plans, whereby employees may contribute a portion of their salaries and bonuses to the plans, which is partially matched by Pfizer, largely in Pfizer stock or Pfizer stock units. The matching contributions in Pfizer stock are sourced through open market purchases. Employees are permitted to subsequently diversify all or any portion of their company matching contribution. Once the contributions have been paid, Pfizer has no further payment obligations. Contribution expense, associated with the U.S. defined contribution plan, totaled approximately $20 million in 2012, $18 million in 2011 and $15 million in 2010.